UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 29, 2011

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA		92008-7328
(Address of principal executive offices)		(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on July 6, 2011 (the “Original Form 8-K”), as amended on July 27, 2011, relating to the compensation of Anthony S. Thornley as interim President and Chief Executive Officer of Callaway Golf Company (the “Company”). The sole purpose of this Amendment is to disclose Mr. Thornley’s compensation arrangement that was approved by the Company’s Board of Directors on August 29, 2011. Except as stated herein, this Form 8-K/A does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Form 8-K (or the amendment thereto) that may have been affected by events or transactions occurring subsequent to such filing date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) As previously disclosed, on June 29, 2011, the Board of Directors appointed Anthony S. Thornley as interim President and Chief Executive Officer. At the time of the filing of the Original Form 8-K, Mr. Thornley’s compensation had not yet been determined by the Board of Directors. The Board of Directors met on August 29, 2011 and approved a compensation arrangement for Mr. Thornley. Set forth below is a brief description of the material terms of the compensation arrangement:

Base Salary. An annual base salary of $1 per year as requested by Mr. Thornley.

Annual Bonus. Mr. Thornley will not participate in the 2011 senior management annual incentive plan.

Long-Term Incentive. Mr. Thornley was granted, effective September 1, 2011, a cash-settled stock appreciation right (“SAR”) with regard to 500,000 shares of the Company’s stock at an exercise price of $5.50. This description of the SAR is qualified in its entirety by reference to the SAR agreement attached hereto as Exhibit 10.1 and which is incorporated herein by this reference.

Other Benefits. Mr. Thornley will also be entitled to receive reimbursement for up to $25,000 for travel expenses not otherwise reimbursable under the Company’s policies and as an employee is eligible to participate in the other benefit programs generally offered to other members of senior management.

At-will employment. Mr. Thornley’s employment is at-will and no employment contract or severance arrangements are contemplated at this time.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Notice of Grant and Agreement for Stock Appreciation Right, by and between Callaway Golf Company and Anthony S. Thornley effective September 1, 2011. +

+	Filed with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: September 3, 2011	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Vice President and Corporate Secretary